Exhibit 25-A

                                    FORM T-1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)___/__/___
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                     UNITED  STATES  TRUST  COMPANY OF NEW YORK  (Exact  name of trustee as specified in its charter)


              New York                           13-3818954
   (Jurisdiction of incorporation             (I.R.S. employer
    if not a U.S. national bank)             identification No.)

        114 West 47th Street                     10036-1532
            New York, NY                         (Zip Code)
        (Address of principal
         executive offices)

                               ------------------
                          Pennsylvania Electric Company
               (Exact name of obligor as specified in its charter)

            Pennsylvania                         25-0718085
  (State or other jurisdiction of             (I.R.S. employer
   incorporation or organization)            identification No.)

        2800 Pottsville Pike
        Reading, Pennsylvania                       19605
  (Address of principal executive offices) (Zip Code)
                             ------------------
                                 % Senior Notes
                % Deferrable Interest Subordinated Debentures
                     (Title of the indenture securities)
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                                     GENERAL


1.  General Information

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         Federal Reserve Bank of New York (2nd District), New
         York, New York
         (Board of Governors of the Federal Reserve System) Federal Deposit Insurance Corporation, Washington, D.C. New York State Banking Department, Albany, New York

    (b) Whether it is authorized to exercise corporate trust powers.

         The trustee is authorized to exercise corporate trust powers.

2.  Affiliations with the Obligor

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

    Pennsylvania Electric Company currently is not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.


16. List of Exhibits

    T-1.1   --    Organization Certificate, as amended, issued by the State
                  of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit
                  T-1.1 to Form T-1 filed on September 15, 1995 with the
                  Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990
                  (Registration No. 33-97056).


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16. List of Exhibits
    (cont'd)
    T-1.2 -- Included in Exhibit T-1.1.

    T-1.3 -- Included in Exhibit T-1.1.

    T-1.4   --    The  By-Laws of United  States  Trust  Company of New York,
                  as amended,  is  incorporated by reference to Exhibit T-1.4
                  to  Form  T-1  filed  on   September   15,  1995  with  the
                  Commission  pursuant  to the Trust  Indenture  Act of 1939, as  amended  by the  Trust  Indenture  Reform  Act of  1990
                  (Registration No.
                  33-97056).

    T-1.6 -- The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.

    T-1.7 -- A copy of the latest report of condition of the trustee pursuant to law or the requirements of its supervising or examining authority.

NOTE

As of July 29, 1998, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

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Pursuant to the  requirements  of the Trust  Indenture Act of 1939, the trustee,
United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 30th day of July, 1998.

                                    UNITED STATES TRUST COMPANY
                                    OF NEW YORK, Trustee

                                       By:
                                       -------------------------
                                    Louis P. Young
                                    Vice President

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                                                      Exhibit T-1.6

      The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036


January 7, 1997



Securities and Exchange Commission 450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




                                         Very truly yours,


                                         UNITED STATES TRUST COMPANY
                                         OF NEW YORK


                                         /s/Gerard F. Ganey
                                         ----------------------------
                                    By:  Gerard F. Ganey
                                         Senior Vice President

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                                                      EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                 MARCH 31, 1998
                                ($ IN THOUSANDS)

ASSETS
Cash and Due from Banks                                $      303,692

Short-Term Investments                                        325,044

Securities, Available for Sale                                650,954

Loans                                                       1,717,101
Less:  Allowance for Credit Losses                             16,546
                                                      ---------------
    Net Loans                                               1,700,555
Premises and Equipment                                         58,868
Other Assets                                                  120,865
                                                      ---------------
    Total Assets                                           $3,159,978
                                                      ===============

LIABILITIES
Deposits:
    Non-Interest Bearing                                 $    602,769
    Interest Bearing                                        1,955,571
                                                      ---------------
       Total Deposits                                       2,558,340

Short-Term Credit Facilities                                  293,185
Accounts Payable and Accrued Liabilities                      136,396
                                                      ---------------
    Total Liabilities                                      $2,987,921
                                                      ===============

STOCKHOLDER'S EQUITY
Common Stock                                                   14,995
Capital Surplus                                                49,541
Retained Earnings                                             105,214
Unrealized Gains on Securities
     Available for Sale (Net of Taxes)                          2,307
                                                      ---------------

Total Stockholder's Equity                                    172,057
                                                      ---------------
    Total Liabilities and
     Stockholder's Equity                                  $3,159,978
                                                      ===============

I, Richard E. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, SVP & Controller

May 6, 1998
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